Exhibit 99.1

ATHENA SILVER ENTERS INTO DEFINITIVE AGREEMENT TO ACQUIRE
ADVANCED STAGE NEVADA GOLD EXPLORATION EXCELSIOR SPRINGS PROJECT

VACAVILLE, CA - December 15, 2020 – Athena Silver Corporation (OTCQB:AHNR) (“Athena” or the “Company”) is pleased to announce that, further to its press release dated August 31, 2020, it has entered into a definitive property option agreement (the “Option Agreement”) with Nubian Resources Ltd. (“Nubian”) (TSXV: NBR), pursuant to which Nubian has granted Athena the option (the “Option”) to acquire a 100% interest in Nubian’s Excelsior Springs exploration project located in Esmeralda County, Nevada, USA (“Excelsior Springs” or the “Property”). Nubian will retain a 1% net smelter returns royalty (“NSR Royalty”) on the Property, and Athena will have the right to purchase 0.5% (being one half) of the NSR Royalty for CAD $500,000 and the remaining 0.5% of the NSR Royalty at fair market value.

Athena plans to make Excelsior Springs its flagship project and commenced an initial work program on the Property in September 2020. In connection with the Exchange Listing (as defined below), the Company intends to have a technical report prepared on the Property before the end of December 2020. The technical report will be prepared under National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”) and will recommend a future exploration program to advance the Property. Excelsior Springs is located in the prolific Walker-Lane tectonic zone, an area that has seen a recent resurgence with several important gold discoveries and gold mines going into production.

Excelsior Springs is a large, intrusion-related, gold-bearing hydrothermal system which has generated a 2.5 km-long zone of intense alteration containing all of the project’s historic RC drill holes. Of the 84 holes drilled, 61% contain a minimum 20-foot-long intercept of greater than 0.25 gm Au/T, which is the typical cut off grade for most of Nevada’s open-pit gold mines. “This widespread mineralization clearly demonstrates the potential to establish a N.I. 43-101 compliant resource with further drilling.” Power said. “These historic drill results provide a great foundation to build upon and to quickly advance the project, which we believe has the potential to host one or more open-pittable gold deposits. The majority of known mineralization is in the oxide zone, but several holes have anomalous gold values associated with disseminated pyrite and skarn zones. This type of mineralization along with a pronounced IP chargeability anomaly suggest the potential for a large zone of sulfide-hosted gold mineralization at depth” added Power.

Commercial Terms

The Option is structured as a two-stage option, whereby Athena has an initial option to earn a 10% interest in the Property (the “First Option” ), followed by a second option to earn an additional 90% interest (the “Second Option” ), subject to the NSR Royalty. The First Option can be exercised through a cash payment by Athena of USD $10,000 to Nubian and the issuance of 5,000,000 Athena common shares to Nubian (each, a “Consideration Share”). The Second Option can be exercised by Athena through the issuance of an additional 45,000,000 Consideration Shares to Nubian, and the completion of certain other conditions precedent, including Athena having completed the listing of its common shares (the “Exchange Listing”) on the Canadian Securities Exchange or such other stock exchange agreed to by the parties (the “Exchange”). Nubian has agreed to a contractual hold period of six months for the Consideration Shares commencing on the Exchange Listing and ending on the earlier of (i) six (6) months from the date of the Exchange Listing, and (ii) December 31, 2021. If Athena does not complete the exercise of the Second Option by December 31, 2021, the 10% interest earned by Athena under the First Option would revert to Nubian and Athena would no longer hold any interest in the Property.

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About Excelsior Springs Gold Project, Esmeralda County, Nevada

The Excelsior Springs mining claims cover an area of 3.5 km2 including the historic Buster mine, which had estimated historical production of 18,000 tonnes (T) at 37.3 grams gold per tonne (g Au/T) gold to a maximum depth of 70 m. The Property is located in the Walker-Lane tectonic zone of southern Nevada, which hosts a number of large historic gold mines. Total gold production from the Walker-Lane tectonic zone has exceeded 20 million ounces (Moz) including notable deposits by Goldfields (5 Moz), Bullfrog (2 Moz), Tonopah (2 Moz), Mineral Ridge (1.5 Moz) and Comstock (8 Moz Au, 200 Moz Ag). Nubian owns 100% of the 140 unpatented claims at Excelsior Springs with two additional patented claims held under a lease option that are subject to a 2% net smelter returns royalty on gold production.

The reports of past production on Excelsior Springs are historical in nature and may not accurately indicate the extent or grade of mineralization present on the Property. Although the Company believes the source of the historical information to be generally reliable, such information is subject to interpretation and cannot be verified with complete certainty due to limits on the availability and reliability of raw data and other inherent limitations and uncertainties. Readers are cautioned that the Company has no interest in or right to acquire any interest in any of the above mentioned properties, other than Excelsior Springs, and that the mineral deposits, and the results of any mining thereof, on adjacent or similar properties are not indicative of mineral deposits on Excelsior Springs or any potential exploitation thereof.

From the mid-1980s through 2011, a number of exploration companies conducted drilling programs, primarily on the patented claims, that began to define the near-surface Buster Mine gold zone. Gold mineralization at the Property occurs within an east-west trending zone that is 200 to 400m wide and at least 3 km long.

Gold mineralization discovered at Excelsior Springs to date occurs in quartz vein stock-works and silicified zones in hornfels and calc-silicate altered country rock and is generally close to porphyry dykes.  The best mineralization (grade and thickness) is found in altered sediments immediately above porphyry dykes that have intruded along existing east- and east-northeast trending faults. The mineralized stock-work vein zones are shallow and have a relatively flat plunge, making them amenable to open pit mining methods.

Most historical exploration at Excelsior Springs has focused on a 2.5 km long section in the central part of the Buster zone where mineralization is at or near the surface.  Surface mapping and an Induced Polarization (IP) geophysical survey conducted by Zonge International Inc identified multiple zones of silicification that correlate well with the known mineralization.  Many of the silicified zones defined by the IP (resistivity highs) surveys have not been tested by drilling and remain targets for future exploration.

An NI 43-101 Technical Report dated September 28, 2010 entitled “Technical Report for the Excelsior Springs Property Esmeralda County, Nevada, U.S.A.” prepared by Ken Brook, RPG, QP, was filed on SEDAR by Nubian for Excelsior Springs in 2010.

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About Athena Silver Corporation

Athena is focused on the exploration and development of precious metals in the Western United States. Its core holding is 36 unpatented claims totaling over 720 acres located in the Historic Calico Mining District in San Bernardino County, California. Athena’s unpatented claims are located adjacent to the historic silver deposits known as Langtry and Pan American Silver’s Waterloo. Athena also owns more than 800 acres of investment property in San Bernardino County, California and has an option to acquire a 1% royalty on the Langtry Silver Deposit.

For more information: John Power, President, 707-291-6198

Cautionary Statement to U.S. Investors

This press release references NI 43-101, which differs from the requirements of U.S. securities laws. NI 43-101 is a rule developed by the Canadian Securities Administrators that establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects.

The United States Securities and Exchange Commission (“SEC”) permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can legally extract or produce. Pursuant to SEC Industry Guide 7 under the United States Securities Act of 1933, as amended, a “final” or “bankable” feasibility study is required to report reserves. Currently Athena has not delineated “reserves” on any of its properties. Athena cannot be certain that any deposits at its properties will ever be confirmed or converted into SEC Industry Guide 7 or any successor rule or regulation compliant “reserves”. Investors are cautioned not to assume that any part or all of the historic Buster Mine gold zone will ever be confirmed or converted into reserves or that it can be economically or legally extracted.

The SEC has adopted amendments to its disclosure rules to modernize the mineral property disclosure requirements for issuers whose securities are registered with the SEC under the United States Securities Exchange Act of 1934, as amended. These amendments became effective February 25, 2019 and, on January 1, 2021, will replace the historical property disclosure requirements for mining registrants that were included in SEC Industry Guide 7, which will be rescinded from and after such date.

Forward Looking Statements

This press release contains forward-looking statements and forward-looking information (collectively, “forward-looking statements”) within the meaning of applicable Canadian and U.S. securities laws. All statements, other than statements of historical fact, included herein including, without limitation, statements regarding the exercise of the Option, the preparation of a technical report for Excelsior Springs, anticipated business plans and timing of future activities of the Company, are forward-looking statements. Although the Company believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. Forward-looking statements are typically identified by words such as: “believes”, “will”, “expects”, “anticipates”, “intends”, “estimates”, “plans”, “may”, “should”, “potential”, “scheduled”, or variations of such words and phrases and similar expressions, which, by their nature, refer to future events or results that may, could, would, might or will occur or be taken or achieved. In making the forward-looking statements in this press release, the Company has applied several material assumptions, including without limitation, that there will be investor interest in future financings, market fundamentals will result in sustained precious metals demand and prices, the receipt of any necessary permits, licenses and regulatory approvals in connection with the future exploration and development of the Company’s projects in a timely manner, the availability of financing on suitable terms for the exploration and development of the Company’s projects and the Company’s ability to comply with environmental, health and safety laws.

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The Company cautions investors that any forward-looking statements by the Company are not guarantees of future results or performance, and that actual results may differ materially from those in forward-looking statements as a result of various factors, including, operating and technical difficulties in connection with mineral exploration and development activities, actual results of exploration activities, the estimation or realization of mineral reserves and mineral resources, the inability of the Company to obtain the necessary financing required to conduct its business and affairs, as currently contemplated, the timing and amount of estimated future production, the costs of production, capital expenditures, the costs and timing of the development of new deposits, requirements for additional capital, future prices of precious metals, changes in general economic conditions, changes in the financial markets and in the demand and market price for commodities, lack of investor interest in future financings, accidents, labour disputes and other risks of the mining industry, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, risks relating to epidemics or pandemics such as COVID–19, including the impact of COVID–19 on the Company’s business, financial condition and results of operations, changes in laws, regulations and policies affecting mining operations, title disputes, the inability of the Company to obtain any necessary permits, consents, approvals or authorizations, including stock exchange approvals, the timing and possible outcome of any pending litigation, environmental issues and liabilities, and other factors that are discussed in the Company’s periodic filings with the SEC.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements in this press release or incorporated by reference herein, except as otherwise required by law.

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